Exhibit 32.1

Certification of Chief Financial Officer and Interim President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of CytoDyn Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended February 28, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Antonio Migliarese, Chief Financial Officer and Interim President of the Company (and in that capacity also performing the functions of Chief Executive Officer), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)      The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)      The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2022	/s/ Antonio Migliarese
Antonio Migliarese
Chief Financial Officer and Interim President